UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2019

___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
___________________________________________________________________________________________________________________________________

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20002 North 19th Avenue
Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 23, 2019, Knight-Swift Transportation Holdings Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the quarter ended September 30, 2019. A copy of the Press Release is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1 and is incorporated herein by reference.
The information contained in Item 7.01 of this Current Report is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE
The information in this Current Report that is furnished under Items 2.02 and 7.01, including the exhibits hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On September 8, 2017, pursuant to the Agreement and Plan of Merger, dated as of April 9, 2017, by Swift Transportation Company ("Swift"), Bishop Merger Sub, Inc., a direct wholly-owned subsidiary of Swift, ("Merger Sub"), and Knight Transportation, Inc. ("Knight"), Merger Sub merged with and into Knight, with Knight surviving as a direct wholly-owned subsidiary of Swift (the "2017 Merger"). Knight was the accounting acquirer and Swift was the legal acquirer in the 2017 Merger.
In accordance with the accounting treatment applicable to the 2017 Merger, throughout Exhibit 99.2, the reported results do not include the results of operations of Swift and its subsidiaries on and prior to the 2017 Merger date of September 8, 2017 (the "2017 Merger Date"). However, where indicated, certain unaudited historical information of Swift and its subsidiaries on and prior to the 2017 Merger Date, including their results of operations and certain operating statistics (collectively, the "Swift Historical Information"), has been provided in Exhibit 99.2. Management believes that presentation of the Swift Historical Information will be useful to investors. The Swift Historical Information has not been prepared in accordance with the rules of the Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X. The Swift Historical Information does not purport to indicate the results that would have been obtained had the Swift and Knight businesses been operated together during the periods presented, or which may be realized in the future.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description
Exhibit 99.1	Knight-Swift Transportation Holdings Inc. Press Release Announcing Financial Results for the Quarter Ended September 30, 2019
Exhibit 99.2	Knight-Swift Transportation Holdings Inc. Third Quarter 2019 Earnings Presentation
Exhibit 104	Cover Page Interactive Data File

The information in Items 2.02, 7.01, and 9.01 of this report and the exhibits hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by the forward-looking statements.  Please refer to the paragraphs at the end of the attached press release and at the beginning of the attached earnings presentation, as well as various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	October 23, 2019	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer